                                  EXHIBIT 21
                        LIST OF SUBSIDIARIES OF
                             MARINEMAX, INC.

                                            STATE OF INCORPORATION
NAME OF SUBSIDIARY                             OR ORGANIZATION
--------------                              --------------------

Bassett Boat Company of Florida, Inc.            Florida

Gulfwind South, Inc.                             Florida

Gulfwind USA, Inc.                               Florida

MarineMax of Brevard County, Inc.                Delaware

Cochrans Marine, Inc.                            Minnesota

C&N Marine Corporation                           Minnesota

Stovall Marine, Inc.                             Georgia


NAME OF SUBSIDIARY                            STATE OF INCORPORATION OR ORGANIZATION
------------------                            --------------------------------------
MarineMax of Treasure Cove, Inc.              Delaware

MarineMax of North Carolina, Inc.             North Carolina

MarineMax Motor Yachts, Inc.                  Delaware

MarineMax of New Jersey, Inc.                 Delaware

MarineMax of New Jersey II, Inc.              Delaware

Harrison's Boat Center, Inc.                  California

Harrison's Marine Centers of Arizona, Inc.    Arizona

MarineMax of Las Vegas, Inc.                  Delaware

                                         STATE OF INCORPORATION
NAME OF SUBSIDIARY                       OR ORGANIZATION
------------------                       --------------------
11502 Dumas, Inc.
                                         Nevada

Dumas GP, L.L.C.
                                         Delaware

MarineMax TX, L.P.
                                         Texas

Bassett Boat Company
                                         Florida
Dumas GP, Inc.
                                         Nevada

MarineMax of Jacksonville, Inc.
                                         Delaware

MarineMax USA, Inc.
                                         Nevada

Bassett Realty, L.L.C.
                                         Delaware


NAME OF SUBSIDIARY                       STATE OF INCORPORATION OR ORGANIZATION
------------------                       --------------------------------------
C & N Marine Realty, L.L.C.                 Delaware



Gulfwind South Realty, L.L.C.               Delaware



Harrison's Realty California, L.L.C.        Delaware


Harrison's Realty, L.L.C.                   Delaware



Marina Drive Realty I, L.L.C.               Delaware



Marina Drive Realty II, L.L.C.              Delaware



Walker Marina Realty, L.L.C.                Delaware
